Events after the reporting period	12 Months Ended
Dec. 31, 2021
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Events after the reporting period
28. Events after the reporting period
In February 2022, the Company received a milestone payment of $2.0 million under the Navi License Agreement with OncXerna which resulted in a payment to CVR holders of a total of approximately $0.9 million, after deductions of costs, charges and expenditures.